Exhibit 10.2

GUARANTEE AND COLLATERAL AGREEMENT

dated as of March 25, 2020

among

RESHAPE LIFESCIENCES INC.

and

RESHAPE MEDICAL LLC

as Grantors,

and

ARMISTICE CAPITAL MASTER FUND LTD.,

as Lender

GUARANTEE AND COLLATERAL AGREEMENT

Guarantee and Collateral Agreement, dated as of March 25, 2020 (this “Agreement”), made by each signatory hereto (together with any other Person that becomes a party hereto as provided herein,  (“Grantors”), in favor of Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (“Lender”).

Lender has agreed to extend credit to ReShape Lifesciences Inc., a Delaware corporation (“Borrower”’) pursuant to the Credit Agreement (as defined below).  Borrower is affiliated with each other Grantor.  The proceeds of credit extended under the Credit Agreement will be used in part to enable Borrower to make valuable transfers to Grantors in connection with the operation of their respective businesses.  Borrower and the other Grantors are engaged in interrelated businesses, and each Grantor will derive substantial direct and/or indirect benefit from extensions of credit under the Credit Agreement.

It is a condition precedent to Lender’s obligation to extend credit under the Credit Agreement that Grantors shall have executed and delivered this Agreement to Lender.

In consideration of the premises and to induce Lender to enter into the Credit Agreement and to induce Lender to extend credit thereunder, each Grantor hereby agrees with Lender, as follows:

1.Definitions.

1.1Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the UCC (as defined below): Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Control, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Goods, Health-Care-Insurance Receivables, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations.  Unless otherwise expressly stated to the contrary herein, the interpretation of terms in this Agreement shall be governed by the rules set forth in Section 1.2 of the Credit Agreement.

1.2When used herein the following terms shall have the following meanings:

Agreement has the meaning set forth in the preamble hereto.

Borrower has the meaning set forth in the preamble hereto.

Borrower Obligations means all Obligations of Borrower.

Collateral means (a) all of each Grantor’s right, title and interest in and to Accounts, Chattel Paper (including Electronic Chattel Paper), Deposit Accounts, Documents, Equipment, Farm Products, General Intangibles, Goods, Health-Care-Insurance Receivables, Instruments, Intellectual Property, Inventory, Investment Property, Letter-of-Credit Rights, Supporting Obligations, Identified Claims and other personal property, in each case whether now owned or at any time hereafter acquired or arising, (b) all books and records pertaining to any of the foregoing, (c) all Proceeds and products of any of the foregoing and (d) all collateral security and guarantees given by any Person with respect to any of the foregoing; provided, that the Collateral (nor any defined term used in the definition thereof) shall not include the Excluded Property.  Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

Copyrights means all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, and any other rights in works of authorship whether registered or unregistered and whether published or unpublished, all registrations and recordings and tangible media thereof, and all applications in connection therewith, including all registrations and applications in the United States Copyright Office and any foreign copyright offices, and the right to obtain all renewals and extensions of any of the foregoing, along with any moral rights or any equivalent rights.

Copyright Licenses means all written agreements naming any Grantor as licensor or licensee, granting any right under any Copyright, including the grant of rights to manufacture, reproduce, distribute, exploit and sell materials derived from any Copyright.

Credit Agreement means the Credit Agreement of even date herewith between Borrower and Lender, as amended, supplemented, restated or otherwise modified from time to time.

Excluded Property means, with respect to a Grantor, (a) motor vehicles and other assets subject to certificates of title, (b) “intent-to-use” Trademarks for which a statement of use has not been filed and accepted with the U.S.  Patent and Trademark Office and any other Intellectual Property if the grant of a Lien on or security interest in such Intellectual Property would result in the cancellation or voiding of such Intellectual Property, (c) any receivable paid into a Trust Account (as defined in the Credit Agreement) and the balance of any such Trust Account maintained by any Grantor for the benefit of an agency of the federal government of the United States of America, (d) Exempt Accounts (excluding accounts constituting Exempt Accounts pursuant to clause (a)(iv) of the definition thereof), (e) any assets owned by such Grantor that are subject to a purchase money security interest or a Capital Lease permitted under the Credit Agreement, but only to the extent that the agreements governing such purchase money security interest or Capital Lease prohibit the granting of other Liens in such assets and any necessary consent required for the granting of other Liens in such assets has not been obtained; (f) any property of the type expressly excluded from the definitions of Investment Property and Pledged Equity; (g) any item of General Intangibles that is now or hereafter held by such Grantor but only to the extent that such item of General Intangibles (or any agreement evidencing such item of General Intangibles) contains a term or is subject to a rule of law, statute or regulation that restricts, prohibits, or requires a consent (that has not been obtained) of a Person (other than such Grantor) to, the creation, attachment or perfection of the security interest granted herein, and any such restriction, prohibition and/or requirement of consent is effective and enforceable under applicable law and is not rendered ineffective by applicable law (including, without limitation, pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC),  and (h) real property owned by any Grantor, interests in real property leases of any Grantor and any fixtures thereon;  provided,  however, that (x) Excluded Property shall not include any Proceeds of any item of General Intangibles or Proceeds of any other Excluded Property unless such Proceeds themselves constitute Excluded Property pursuant to clauses (a), (b), (c), (d), (e), (f), (g) or (h) above, and (y) any item of General Intangibles or other Excluded Property that at any time ceases to satisfy the criteria for Excluded

Property (whether as a result of the applicable Grantor obtaining any necessary consent, any change in any rule of law, statute or regulation, or otherwise), shall no longer be Excluded Property.

General Intangibles means all “general intangibles” as such term is defined in Section 9-102 of the UCC and, in any event, including with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same from time to time may be amended, supplemented or otherwise modified, including, without limitation, (a) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of such Grantor to damages arising thereunder and (c) all rights of such Grantor to perform and to exercise all remedies thereunder.

Grantors has the meaning set forth in the preamble hereto.

Guarantor Obligations means, with respect to each Guarantor, all of such Guarantor’s Obligations.

Guarantors means the collective reference to each Grantor other than Borrower.

Identified Claims means the Commercial Tort Claims described on Schedule 7.

Intellectual Property means the collective reference to all rights, priorities and privileges relating to intellectual property anywhere in the world, including Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses, and all rights to sue at law or in equity for any past, present or future infringement, misappropriation, dilution or other impairment thereof, including the right to receive all proceeds and damages therefrom, including,  but not limited to, Copyrights, Patents and Trademarks related to lap band and vest technology.

Intercompany Note means any promissory note evidencing loans made by any Grantor to any other Grantor.

Investment Property means the collective reference to (a) all “investment property” as such term is defined in Section 9-102 of the UCC (other than the equity interest of any Foreign Subsidiary or Excluded Foreign Holding Company excluded from the definition of Pledged Equity), (b) all “financial assets” as such term is defined in Section 8-102(a)(9) of the UCC, and (c) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Equity.

Issuers means the collective reference to each issuer of any Investment Property which constitutes Collateral.

Lender has the meaning set forth in the preamble hereto.

Patents means (a) all letters patent of the United States, any other country or any political subdivision thereof or any international or regional body, all reissues, renewals and extensions thereof, (b) all applications for letters patent of the United States or any other country and all political subdivisions thereof or any international or regional bodies, continuations, divisionals and continuations-in-part thereof, and any patents maturing therefrom (c) the inventions disclosed or claimed therein, and (d) all rights to obtain any reissues or extensions of the foregoing.

Patent Licenses means all written agreements providing for the grant by or to any Grantor of any right to make, manufacture, use, import, export, offer for sale or sell any invention covered in whole or in part by a Patent.

Permitted Liens means the Liens permitted under Section 7.2 of the Credit Agreement.

Pledged Equity means the equity interests listed on Schedule 1, together with any other equity interests, certificates, options or rights of any nature whatsoever in respect of the equity interests of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall more than 65% of the total outstanding equity interests of any Foreign Subsidiary or Excluded Foreign Holding Company constitute Pledged Equity.

Pledged Notes means all promissory notes listed on Schedule 1, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than any individual promissory note which is less than $1,000,000 in principal amount, up to an aggregate of $3,500,000 for all such promissory notes excluded thereby at any time).

Proceeds means all “proceeds” as such term is defined in Section 9-102 of the UCC and, in any event, shall include all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

Receivable means any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including any Accounts); it being acknowledged and agreed by Lender that any receivable paid into a Trust Account maintained by any Grantor for the benefit of an agency of the United States of America shall not be deemed to be a receivable within the meaning of this Agreement.

Secured Obligations means, collectively,  Borrower Obligations and Guarantor Obligations.

Securities Act means the Securities Act of 1933, as amended.

Trademarks means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, service marks, logos, designs and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision o international or regional body thereof, or otherwise, and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.

Trademark Licenses means, collectively, each written agreement providing for the grant by or to any Grantor of any right to use any Trademark.

UCC means the Uniform Commercial Code as in effect on the date hereof and from time to time in the State of New York, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

2.Guarantee.

2.1Guarantee.

(a)Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to Lender and its successors, indorsees, transferees and permitted assigns, the prompt and complete payment and performance by Borrower when due (whether at the stated maturity, by acceleration or otherwise) of Borrower Obligations.

(b)Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors or any applicable laws relating to fraudulent conveyances or fraudulent transfers (after giving effect to the right of contribution established in Section 2.2).  The provisions of this Section 2.1(b) shall be implemented automatically without the need for any amendment or modification to the Loan Documents.

(c)Each Guarantor agrees that the Secured Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Lender hereunder.

(d)The guarantee contained in this Section 2 shall remain in full force and effect until all of the Secured Obligations shall have been Paid in Full.

(e)No payment made by Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by Lender from Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Secured Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Secured Obligations or any payment received or collected from such Guarantor in respect of the Secured Obligations), remain liable for the Secured Obligations up to the maximum liability of such Guarantor hereunder until the Secured Obligations are Paid in Full.

2.2Right of Contribution.  Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment.  Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3.  The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to Lender, and each Guarantor shall remain liable to Lender for the full amount guaranteed by such Guarantor hereunder.

2.3No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by Lender, no Guarantor shall be entitled to be subrogated to any of the rights of Lender against Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by Lender for the payment of the Secured Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all of the Secured Obligations are Paid in Full;  provided that any such right of contribution or reimbursement against any Borrower or any other Guarantor (including any right under Section 2.2) shall be irrevocably and automatically waived in the event the Pledged Equity or other equity securities of such Borrower or other Guarantor are sold or otherwise transferred or disposed of in connection with the exercise of rights and remedies by Agent (including in connection with a consensual sale, transfer or other disposition in lieu of foreclosure) and in connection with such sale or transfer, all or a portion of the Secured Obligations are Paid in Full.  If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Secured Obligations shall not have been Paid in Full, such amount shall be held by such Guarantor in trust for Lender, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to Lender in the form received by such Guarantor (duly indorsed by such Guarantor to Lender, if required), to be applied against the Secured Obligations in accordance with Lender’s sole discretion.

2.4Amendments, etc. with respect to the Secured Obligations.  Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Secured Obligations made by Lender may be rescinded by Lender and any of the Secured Obligations continued, and the Secured Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by Lender for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released.  Lender shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Secured Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

2.5Guarantee Absolute and Unconditional.  Each Guarantor waives to the maximum extent permitted by applicable law any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2;  the Secured Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2,  and all dealings between Borrower and any of the Guarantors, on the one hand, and Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2.  Each Guarantor waives to the maximum extent permitted by applicable law (a) diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Borrower or any of the Guarantors with respect to the Secured Obligations, (b) notice of the existence or creation or non-payment of all or any of the Secured Obligations, and (c) all diligence in collection or protection of or realization upon any Secured Obligations or any security for or guaranty of any Secured Obligations.  Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (i) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Secured Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by Lender, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) whatsoever which may at any time be available to or be asserted by Borrower or any other Person against Lender, or (iii) any other circumstance whatsoever (with or without notice to or knowledge of Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of Borrower for the Secured Obligations (other than a defense of payment or performance), or of such Guarantor under the guarantee contained in this Section 2,  in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Secured Obligations or any right of offset with respect thereto, and any failure by Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Lender against any Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.  Each Guarantor waives any right that it may have under such applicable law to require that Agent commence action against Borrower or any other person or against any of the Collateral.

Lender may, from time to time, at its sole discretion and without notice to any Guarantor (or any of them), take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Secured Obligations or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors with respect to any of the Secured Obligations, (c) extend or renew any of the Secured Obligations for one or more periods (whether or not longer than the original period), alter or exchange any of the Secured Obligations, or release or compromise any obligation of any Guarantor or any obligation of any nature of any other obligor with respect to any of the Secured Obligations, (d) release any guaranty or right of offset or its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Secured Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to any Guarantor for payment of any of the Secured Obligations when due, whether or not Lender shall have resorted to any property securing any of the Secured Obligations or any obligation hereunder or shall have proceeded against any other Guarantor or any other obligor primarily or secondarily obligated with respect to any of the Secured Obligations.

2.6Payments.  Each Guarantor hereby guarantees that payments hereunder will be paid to Lender without set-off or counterclaim (other than for the defense of payment or performance in full) in Dollars at the office of Lender specified in the Credit Agreement.

2.7Financial Condition.  Each Guarantor hereby assumes responsibility for being and remaining informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of nonpayment of amounts owing under the Credit Agreement which diligent inquiry would reveal and agrees that Lender shall not have a duty to advise such Guarantor of information known to it regarding such condition or any such circumstances.

3.Grant of Security Interest.

Each Grantor hereby grants to Lender a security interest in all of its Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

4.Representations and Warranties.

To induce Lender to enter into the Credit Agreement and to induce Lender to make extensions of credit to Borrower thereunder, each Grantor jointly and severally hereby represents and warrants to Lender that:

4.1Title.  Except for Permitted Liens, the Grantors own each item of the Collateral free and clear of any and all Liens.

4.2Perfected First Priority Liens.  The security interests granted pursuant to this Agreement pursuant to Article 8 and Article 9 of the UCC (a) upon completion of the filings and other actions specified on Schedule 2 (which, in the case of all filings and other documents referred to on Schedule 2,  shall be delivered to Lender in completed and, if applicable, duly executed form on the Closing Date or on such later date as permitted by the terms of this Agreement or the Credit Agreement) will constitute valid perfected security interests as of such date (to the extent perfection can be accomplished by such filing or action) in all of the Collateral in favor of Lender as collateral security for each Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of each Grantor (subject to the effects of bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general equitable principles) and any Persons purporting to purchase any Collateral from each Grantor, and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Liens.

4.3Grantor Information.  On the date hereof, Schedule 3 sets forth (a) each Grantor’s jurisdiction of organization, (b) the location of each Grantor’s chief executive office, (c) each Grantor’s exact legal name as it appears on its organizational documents, (d) each Grantor’s federal employer identification number, and (e) each Grantor’s organizational identification number.

4.4Collateral Locations.  On the date hereof, Schedule 4 sets forth (a) each place of business of each Grantor (including its chief executive office), (b) all locations where all Inventory and the Equipment owned by each Grantor is kept, except (i) Inventory and Equipment that is “in transit” or out for repair or restoration, or (ii) Inventory and Equipment in the possession of employees in the ordinary course of business, and (c) whether each such Collateral location and place of business (including each Grantor’s chief executive office) is owned or leased (and if leased, specifies the complete name and notice address of each lessor).  On the date hereof, no Collateral is located outside the United States or (except for Inventory and Equipment within the scope of clause (b) above) in the possession of any lessor, bailee, warehouseman or consignee, except as indicated on Schedule 4.

4.5Certain Property.  None of the Collateral constitutes, or is the Proceeds of, (a) Farm Products, (b) Health-Care-Insurance Receivables or (c) vessels, aircraft or any other property subject to any certificate of title or other registration statute of the United States, any State or other jurisdiction, except for motor vehicles owned by the Grantors and used by employees of the Grantors in the ordinary course of business and subject to clause (a) of the definition of Excluded Property.

4.6Investment Property.

(a)The shares of Pledged Equity pledged by each Grantor hereunder constitute all the issued and outstanding equity interests of each Issuer owned by such Grantor or,  in the case of any Foreign Subsidiary or Excluded Foreign Holding Company, 65% of all issued and outstanding equity interests of such Foreign Subsidiary or Excluded Foreign Holding Company.  All certificates, if any evidencing the Pledged Equity pledged by any Grantor hereunder as of the date hereof have been delivered to Lender.

(b)All of the Pledged Equity issued by any Subsidiary of any Grantor has been duly and validly issued and, if shares of corporate stock, is fully paid and nonassessable (to the extent applicable).  Each Grantor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Equity owned by such Grantor to Lender as provided herein.  No consent,  approval, authorization or other order or other action by, and no notice to or filing with, any governmental entity or any other Person which has not yet been obtained or made is required either (i) for the pledge by any Grantor of the Pledged Equity pursuant to this Agreement or (ii) for the exercise by Lender of the voting or other rights in respect of the Pledged Equity provided for in this Agreement or the remedies in respect of the Pledged Equity pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally or the UCC.  The pledge by each Grantor of such Grantor’s Pledged Equity pursuant to this Agreement does not violate (i) the charter, by-laws, operating agreement or other organizational documents of any Grantor or any Issuer that is a Subsidiary of any Grantor, or any indenture, mortgage or agreement to which any Grantor or issuer is bound, or (ii) any restriction on such transfer or encumbrance of Pledged Equity with respect to any Issuer that is a Subsidiary of any Grantor, or (iii) any securities law or other applicable law, in each case to with respect to the foregoing clauses (i), (ii) and (iii), except where such violation could not reasonably be expected to result in a Material Adverse Effect. With respect to any Pledged Equity constituting certificated securities, the delivery of the certificate representing such Pledged Equity endorsed to Lender or in blank will perfect Lender’s security interest in such Pledged Equity and any proceeds thereof by “control” (within the meaning of the applicable UCC).

(c)Schedule 1 lists all Investment Property owned by each Grantor as of the Closing Date.  Each Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of any other Person, except the security interest created by this Agreement and, in the case of Investment Property which does not constitute Pledged Equity or Pledged Notes, for Permitted Liens.

4.7Receivables.

(a)No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to Lender unless delivery thereof is excused by the provisions of Section 5.1 hereof.

(b)The amounts represented by such Grantor to Lender from time to time as owing to such Grantor in respect of the Receivables (to the extent such representations are required by any of the Loan Documents) will at all such times be accurate in all material respects.

4.8Intellectual Property.

(a)On the date hereof, Schedule 5 lists all patented or registered Intellectual Property (and all applications for Patents or registrations thereof), material Copyright Licenses, material Trademark Licenses and material Patent Licenses owned by each Grantor.

(b)On the date hereof, all material Intellectual Property owned by such Grantor is valid, subsisting, in-force, unexpired and enforceable, has not been abandoned, expired or lapsed and, to such Grantor’s knowledge, all such material Intellectual Property and all physical manifestations, embodiments or uses thereof does not infringe, misappropriate or dilute the Intellectual Property rights of any other Person.

(c)On the date hereof, except as set forth in Schedule 5, none of the Intellectual Property owned by any Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

(d)To the knowledge of Grantors, no holding, decision or judgment has been rendered by any governmental or administrative authority which would limit, invalidate, render unenforceable, cancel or question the validity or enforceability of, or any Grantor’s rights in, any Intellectual Property owned by any Grantor in any material respect (other than office actions issued in the ordinary course of prosecution of any pending applications for Patents or applications for registration of other Intellectual Property).

(e)No action or proceeding is pending, or, to the knowledge of such Grantor, threatened in writing, on the date hereof (i) seeking to limit, invalidate, render unenforceable, cancel or question the validity or enforceability of any material Intellectual Property owned by such Grantor or any Grantor’s ownership interest therein, or (ii) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

(f)Each Grantor owns and possesses or has a license or other right to use all Intellectual Property as is necessary for the conduct of the businesses of such Grantor, without any infringement upon, misappropriation of or dilution of rights of others which could reasonably be expected to have a Material Adverse Effect.

4.9Deposit and Other Accounts.  All Deposit Accounts and all other accounts maintained by each Grantor as of the date hereof (other than Exempt Accounts) are described on Schedule 6 hereto, which description includes for each such account the name of the Grantor maintaining such account, the name, address, telephone and fax numbers of the financial institution at which such account is maintained, the account number and the account officer, if any, of such account.

4.10Credit Agreement.  Each Grantor makes each of the representations and warranties made by Borrower in Sections  5.1, 5.2, 5.3, 5.10 and 5.12 of the Credit Agreement to the extent applicable to such Grantor (which representations and warranties shall be deemed to have been renewed upon each borrowing under the Credit Agreement, except to the extent such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifiers) as of such earlier date).  Such representations and warranties are incorporated herein by this reference as if fully set forth herein.

5.Covenants.

Each Grantor covenants and agrees with Lender that, from and after the date of this Agreement until the Secured Obligations shall have been Paid in Full:

5.1Delivery of Instruments, Certificated Securities and Chattel Paper.  If any amount payable under or in connection with any of the Collateral with a value in excess of $1,000,000 individually or $3,500,000 in the aggregate for all Grantors at any time shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, other than checks for deposit, such Instrument, Certificated Security or Chattel Paper shall be promptly (within five (5) Business Days) following receipt thereof delivered to Lender, duly indorsed in a manner reasonably satisfactory to Lender, to be held as Collateral pursuant to this Agreement and in the case of such Chattel Paper constituting Electronic Chattel Paper, the applicable Grantor shall cause Lender to have control thereof within the meaning set forth in Section 9-105 of the UCC.  In the event that an Event of Default shall have occurred and be continuing, upon the request of Lender, any Instrument, Certificated Security or Chattel Paper not theretofore delivered to Lender and at such time being held by any Grantor shall be promptly (within five (5) Business Days of a written request) delivered to Lender, duly indorsed in a manner reasonably satisfactory to Lender, to be held as Collateral pursuant to this Agreement and in the case of Electronic Chattel Paper, the applicable Grantor shall cause Lender to have control thereof within the meaning set forth in Section 9-105 of the UCC.

5.2Maintenance of Perfected Security Interest: Further Documentation.

(a)Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest in the Collateral having the priority described in Section 4.2 and shall defend such security interest against the claims and demands (other than with respect to matters of priority with respect to Permitted Liens where such Permitted Liens are not prohibited from having priority over the security interests granted herein) of all Persons whomsoever.

(b)At any time and from time to time, promptly following the written request of Lender, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights, and powers herein granted, including (i) filing any financing or continuation statements under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby, and (ii) in the case of Investment Property, Deposit Accounts (other than Exempt Accounts), Electronic Chattel Paper with a face amount in excess of $1,000,000 individually and $3,500,000 in the aggregate for all Grantors and Letter of Credit Rights with respect to Letters of Credit with a face amount in excess of $1,000,000 individually and $3,500,000 in the aggregate for all Grantors and any other relevant Collateral, taking any actions necessary to enable Lender to obtain “control” (within the meaning of the applicable UCC) with respect thereto, in each case pursuant to documents in form and substance reasonably satisfactory to Lender.

(d)Each Grantor authorizes Lender to, at any time and from time to time, file financing statements, continuation statements, and amendments thereto that describe the Collateral (including describing the Collateral as “all assets” of each Grantor, or words of similar effect), and which contain any other information required pursuant to the UCC for the sufficiency of filing office acceptance of any financing statement, continuation statement, or amendment, and each Grantor agrees to furnish any such information to Lender promptly upon Lender’s reasonable request.  Any such financing statement, continuation statement, or amendment may be signed (to the extent signature of a Grantor is required under applicable law) by Lender on behalf of any Grantor and may be filed at any time in any jurisdiction.

(e)Each Grantor shall, at any time and from time to time, take such steps as Lender may reasonably request for Lender  (i) use commercially reasonable efforts to obtain an acknowledgement, in form and substance reasonably satisfactory to Lender, of any bailee having possession of any of the Collateral with a value exceeding $1,000,000 individually or $3,500,000 in the aggregate for all such bailees, stating that the bailee holds such Collateral for Lender, (ii) to obtain “control” of any letter-of-credit rights, or electronic chattel paper (as such terms are defined by the UCC with corresponding provisions thereof defining what constitutes “control” for such items of Collateral) in each case with a value in excess of $1,000,000 individually or $3,500,000 in the aggregate, with any agreements establishing control to be in form and substance reasonably satisfactory to Lender, and (iii) otherwise to insure the continued perfection and priority of

Lender’s security interest in any of the Collateral and of the preservation of its rights therein as granted or purported to be granted hereunder or under any of the other Loan Documents.

5.3Changes in Locations,  Name, etc.  Such Grantor shall not, except upon ten (10) Business Days’ prior written notice (or such lesser notice to which Lender may agree in writing in its sole discretion) to Lender and delivery to Lender of all additional financing statements and other documents reasonably requested by Lender as to the validity, perfection and priority of the security interests provided for herein:

(i)change the location of its chief executive office from that specified on Schedule 3 or in any subsequent notice delivered pursuant to this Section 5.3; or

(ii)change its name, identity or corporate or limited liability company structure or jurisdiction of organization.

(b)Notices.  Such Grantor will advise Lender promptly upon obtaining knowledge thereof, in reasonable detail, of any Lien (other than Permitted Liens) on any of the Collateral which would adversely affect the ability of Lender to exercise any of its remedies hereunder.

5.4Investment Property.

(a)All certificates and/or instruments evidencing the Pledged Equity on the date hereof shall be delivered to and held or on behalf of the Lender pursuant hereto.  All Pledged Equity shall be accompanied by (a) duly executed instruments of transfer to be assigned in blank (“Instrument of Transfer”), substantially in the form of Annex II attached hereto or otherwise in form and substance satisfactory to Lender, (b) a duly executed irrevocable proxy, in substantially the form of Annex III hereto (“Irrevocable Proxy”), and (c) to the extent the Issuer thereof is a Subsidiary of any Grantor, a duly acknowledged equity interest registration page, in blank, from the applicable Issuer, substantially in the form of Annex IV hereto or otherwise in form and substance reasonably satisfactory to Lender.  If such Grantor shall hereafter become entitled to receive or shall receive any certificate, option or rights in respect of the equity interests of any Issuer constituting Collateral, whether in addition to, in substitution of, as a conversion of, or in exchange for, any of the Pledged Equity, or otherwise in respect thereof, such Grantor shall accept the same as the agent of Lender, hold the same in trust for Lender and deliver the same promptly to Lender in the form received, duly indorsed by such Grantor to Lender, if required, together with an undated Instrument of Transfer covering such certificate duly executed in blank by such Grantor and with, if Lender so requests, signature guaranteed, to be held by Lender, subject to the terms hereof, as additional Collateral for the Secured Obligations.  If any Grantor acquires Pledged Equity with respect to any Issuer following the date hereof that is not an Issuer of Pledged Equity as of the date hereof, such Grantor shall deliver an executed Irrevocable Proxy and (to the extent the Issuer thereof is a Subsidiary of any Grantor) a Registration Page with respect to such new Issuer to Lender.  Upon the occurrence and during the continuance of an Event of Default, (i) any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to Lender to be held, at Lender’s option, either by it hereunder as additional Collateral for the Secured Obligations or applied to the Secured Obligations as provided in Section 6.5,  and (ii) in case any distribution of capital shall be made on or in respect of the

Investment Property or any property which constitutes Collateral shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected Lien in favor of Lender, be delivered to Lender to be held, at Lender’s option, either by it hereunder as additional Collateral for the Secured Obligations or applied to the Secured Obligations as provided in Section 6.5.  Upon the occurrence and during the continuance of an Event of Default, if any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to Lender, hold such money or property in trust for Lender, segregated from other funds of such Grantor, as additional Collateral for the Secured Obligations.

(b)Without the prior written consent of Lender (which consent shall not be unreasonably withheld, delayed or conditioned with respect to clause (i) below), such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any equity interests of any nature or to issue any other securities or interests convertible into or granting the right to purchase or exchange for any equity interests of any nature of any Issuer (except pursuant to a transaction permitted by the Credit Agreement where such equity interests are issued to such Grantor and pledged pursuant to this Agreement) or to alter the voting rights with respect to any equity interests of any Issuer in any nature (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement) other than, with respect to Investment Property not constituting Pledged Equity or Pledged Notes, any such action which is not prohibited by the Credit Agreement, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for Permitted Liens, or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof, except, with respect to such Investment Property, shareholders’ agreements entered into by such Grantor with respect to Persons in which such Grantor maintains an ownership interest of 50% or less.

(c)In the case of each Grantor (other than Parent) which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify Lender promptly in writing of the occurrence of any of the events described in Section 5.4(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.7 and each Irrevocable Proxy with respect to the Pledged Equity of such Grantor shall apply to such Grantor with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 or such Irrevocable Proxy regarding the Investment Property issued by it.

5.5Intellectual Property.

(a)Such Grantor (either itself or through licensees) will (i) continue to use each material Trademark owned by such Grantor and make appropriate filings evidencing such use to the extent required by applicable law to maintain such material Trademark in full force with respect to each class of goods for which such material Trademark is currently used, free from any claim of abandonment for non-use, (ii) use such material Trademark with the appropriate notice of registration and all other notices and legends required by applicable law to avoid any loss of rights, in each country or jurisdiction in which Grantor has rights in such material Trademark as of the date hereof (iii) not adopt or use any other Trademark which is confusingly similar or a colorable imitation of such material Trademark unless such Grantor shall grant to Lender a perfected security interest in such mark pursuant to this Agreement, and (iv) not (and not knowingly permit any licensee or sublicensee thereof to) knowingly do any act or knowingly omit to do any act whereby such material Trademark may become invalidated, forfeited, lapsed, abandoned, expired or impaired in any way.

(b)Such Grantor (either itself or through licensees) will not knowingly do any act, or knowingly omit to do any act, whereby any material Patent owned by such Grantor may become invalidated, forfeited, lapsed, abandoned, expired or dedicated to the public or otherwise impaired.

(c)Such Grantor (either itself or through licensees) will not (and will not knowingly permit any licensee or sublicensee thereof to) knowingly do any act or knowingly omit to do any act whereby any  material Copyright owned by such Grantor may become invalidated, forfeited, lapsed, abandoned, expired or dedicated to the public domain or otherwise impaired.

(d)Such Grantor (either itself or through licensees) will not do any act that knowingly uses any Intellectual Property to infringe, misappropriate or dilute the intellectual property rights of any other Person.

(e)Such Grantor will notify Lender immediately (but in any event within thirty (30) days) if it knows that any application or registration or issued patent for any material Intellectual Property owned by such Grantor may become invalidated, forfeited, lapsed, abandoned, expired, impaired in any way or dedicated to the public (other than through expiration of their full statutory term), or of any materially adverse determination in any proceeding against such Grantor (including the institution of, or any such determination in any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country or jurisdiction) regarding, such Grantor’s ownership of, or the validity or enforceability of, any material Intellectual Property owned by such Grantor or such Grantor’s right to register the same or to own and maintain the same (other than office actions issued in the ordinary course of prosecution of any pending applications for Patents or applications for registration of other Intellectual Property).

(f)Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, files an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof or any regional or international body, such Grantor shall report such filing to Lender concurrently with the next delivery of financial statements of Borrower pursuant to Section 6.1.1 or 6.1.2 of the Credit Agreement, as applicable.  Upon the request of Lender, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as Lender may reasonably request to evidence Lender’s security interest in any Copyright, Patent or Trademark or other Intellectual Property owned by such Grantor and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

(g)Such Grantor will take all reasonable and necessary, as determined in its reasonably business judgment, steps to maintain and pursue each application (and to obtain the relevant registration or issued patent) and to maintain the validity, in-force status and enforceability of each registration and issued patent of all material Intellectual Property owned by it.

(h)In the event that any Intellectual Property owned by such Grantor is, to the knowledge of such Grantor, infringed upon or misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly (and in any event within ten (10) Business Days) notify Lender after it learns thereof and, to the extent, in its reasonable judgment, such Grantor determines it appropriate under the circumstances, sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

5.6Reserved.

5.7Other Matters.   If requested by Lender, each of the Grantors shall use commercially reasonable efforts to cause to be delivered to Lender a Collateral Access Agreement with respect to Borrower’s chief executive office in a form reasonably satisfactory to Lender, and each of the Grantors shall, at the written request of Lender, use commercially reasonable efforts to cause to be delivered to Lender a Collateral Access Agreement with respect to other leased real property or other locations (including bailee and third party warehouse locations) where (a) books and records are not duplicated at the chief executive office or (b) Collateral having a fair market value in excess of $1,000,000 individually and $3,500,000 in the aggregate for such locations are located. Such requirement may be waived at the option of Lender.

5.8Commercial Tort Claims. If any Grantor shall at any time acquire any Commercial Tort Claim in excess of $1,000,000, such Grantor shall promptly (following knowledge of the existence thereof) notify Lender thereof in writing, therein providing a reasonable description and summary thereof, and upon delivery thereof to Lender, such Grantor shall be deemed to thereby grant to Lender (and such Grantor hereby grants to Lender) a security interest in such Commercial Tort Claim and all proceeds thereof.

5.9Credit Agreement. Each of the Grantors covenants that it will, and, if necessary, will cause or enable Borrower to, fully comply with each of the covenants and other agreements set forth in the Credit Agreement applicable to such Grantor or Borrower, as applicable.

6.Remedial Provisions.

6.1Reserved.

6.2Communications with Obligors: Grantors Remain Liable.

(a)For the purpose of enabling Lender to exercise rights and remedies under this Agreement after the occurrence and during the continuation of an Event of Default, each Grantor hereby grants to Lender an irrevocable (except upon Payment in Full of the Secured

Obligations and termination of this Agreement), nonexclusive, worldwide, sublicensable, assignable, perpetual license (exercisable without payment of royalty or other compensation to such Grantor) to make, use, sell, offer for sale, import, export, reproduce, make derivatives works based upon, license or sublicense, and otherwise commercially exploit any Intellectual Property now owned or hereafter acquired by such Grantor during the continuation of any Event of Default, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software, accounts and programs used for the compilation or printout thereof.

6.3Investment Property.

(a)Unless an Event of Default shall have occurred and be continuing and Lender shall have given notice to the relevant Grantor of Lender’s intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Equity and all payments made in respect of the Pledged Notes, to the extent permitted in the Credit Agreement, and to exercise all voting and other rights with respect to the Investment Property; provided, that no vote shall be cast or other right exercised or action taken which could impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

(b)If an Event of Default shall occur and be continuing and Lender shall give concurrent notice of its election to exercise such rights to the relevant Grantor or Grantors, Lender shall have the right to (i) receive any and all cash dividends and distributions, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Secured Obligations in accordance with Section 6.5,  (ii) transfer and register any or all of the Investment Property in the name of Lender or its nominee, it being acknowledged by each Grantor (in its capacity as Grantor and, if such Grantor is an Issuer of any Investment Property, as Issuer) that such transfer and registration may be effected by Lender by the delivery of a Registration Page to the applicable Issuer reflecting Lender or its designee as the holder of such Investment Property, or otherwise by Lender  through its irrevocable appointment as attorney-in-fact pursuant to this Agreement and each Irrevocable Proxy, (iii) exercise, or permit its nominee to exercise, all voting and other rights pertaining to such Investment Property as a holder of such Investment Property, with full power of substitution to do so, and (iv) exercise, or permit its nominee to exercise, any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other structure of any Issuer, or upon the exercise by any Grantor or Lender of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Lender may determine), and including with respect to the Pledged Equity, giving or withholding written consents of stockholders, partners or members, calling special meetings of stockholders, partners or members and voting at such meetings) and otherwise act with respect to the Investment Property as if Lender were the outright owner thereof, (v) exercise any other rights or remedies Lender may have under the UCC or other applicable law, and (vi) take any action and execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, all without liability except to account for property actually received by it, but Lender shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c)Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from Lender in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement (including Section 6.3(b)), without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) so long as an Event of Default exists, unless otherwise expressly permitted hereby, pay any dividends, distributions or other payments with respect to the Investment Property directly to Lender.

(d)Any transfer to Lender or its nominee, or registration in the name of Lender or its nominee, of the whole or any part of the Investment Property, whether by the delivery of a Registration Page to an Issuer or otherwise, shall be made solely for purposes of effectuating voting or other consensual rights with respect to the Investment Property in accordance with the terms of this Agreement and is not intended to effectuate any transfer of ownership of the Investment Property. Notwithstanding any delivery or modification of a Registration Page or exercise of an Irrevocable Proxy, Lender shall not be deemed the owner of, or assume any obligations of the owner or holder of any Investment Property unless and until Lender accepts such obligations in writing or otherwise takes steps to foreclose its security interest in the Investment Property and become the owner thereof under applicable law (including via sale as described in this Agreement).

(e)Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.3 will cause irreparable injury to Lender, that Lender shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 6.3 shall be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

6.4Proceeds to be Turned Over To Agent. In addition to the rights of Lender specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, upon the request of Lender all Proceeds of Collateral received by any Grantor consisting of cash, checks and other cash equivalent items shall be held by such Grantor in trust for Lender, segregated from other funds of such Grantor, and shall, at the written request of Lender, forthwith (and, in any event, within two (2) Business Days) upon receipt by such Grantor, be turned over to Lender in the form received by such Grantor (duly indorsed by such Grantor to Lender, if required). All Proceeds received by Lender hereunder shall be applied to the Secured Obligations as provided in Section 6.5.

6.5Application of Proceeds. At such intervals as may be agreed upon by Borrower and Lender, or, if an Event of Default shall have occurred and be continuing, at any time at Lender’s election, Lender may apply all or any part of Proceeds held in any collateral account established pursuant hereto or otherwise received by Lender to the payment of the Secured Obligations in accordance with Lender’s sole discretion.

6.6Code and Other Remedies. If an Event of Default shall occur and be continuing, Lender, may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law.  Without limiting the generality of the foregoing, Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent permitted by law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery with assumption of any credit risk. Lender may disclaim any warranties that might arise in connection with any such lease, assignment, grant of option or other disposition of Collateral and have no obligation to provide any warranties at such time. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Such sales may be adjourned and continued from time to time with or without notice. Lender shall have the right to conduct such sales on any Grantor’s premises or elsewhere and shall have the right to use any Grantor’s premises without charge for such time or times as Lender deems necessary or advisable. Each Grantor further agrees, at Lender’s request and during the existence of an Event of Default, to assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at such Grantor’s premises or elsewhere. Lender shall apply the net proceeds of any action taken by it pursuant to this Section 6.6. after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Lender hereunder, including attorneys’ fees and disbursements reimbursable pursuant to Section 9.4 of the Credit Agreement, to the payment of the Secured Obligations in accordance with Lender’s sole discretion. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against Lender arising out of the exercise by it of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

6.7Registration Rights.  Each Grantor recognizes that Lender may be unable to effect a public sale of any or all the Pledged Equity, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale. Lender shall be under no obligation to delay a sale of any of the Pledged Equity for the period of time necessary to permit the Issuer thereof to register such securities or other interests for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

6.8Waiver; Deficiency. Each Grantor waives, to the maximum extent permitted by applicable law, and agrees not to assert any rights or privileges which it may acquire under Section 9-626 of the UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient for the Secured Obligations to be Paid in Full and the reasonable and documented fees and out-of-pocket disbursements of any attorneys employed by Lender to collect such deficiency (to the extent reimbursable under the Credit Agreement).

7.Lender as Attorney-in Fact, etc. and its Duties.

7.1Lender’s Appointment as Attorney-in-Fact, etc.

(a)WHILE AN EVENT OF DEFAULT EXISTS, EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS LENDER AND ANY OFFICER OR AGENT THEREOF, WITH FULL POWER OF SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT AND PROXY WITH FULL IRREVOCABLE POWER AND AUTHORITY IN THE PLACE AND STEAD OF SUCH GRANTOR AND IN THE NAME OF SUCH GRANTOR OR IN ITS OWN NAME, FOR THE PURPOSE OF CARRYING OUT THE TERMS OF THIS AGREEMENT, TO TAKE ANY AND ALL APPROPRIATE ACTION AND TO EXECUTE ANY AND ALL DOCUMENTS AND INSTRUMENTS WHICH MAY BE NECESSARY OR DESIRABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT OR TAKE ANY OTHER REMEDIAL ACTION WITH RESPECT TO COLLATERAL OTHERWISE DESCRIBED IN THIS AGREEMENT, THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS, and, without limiting the generality of the foregoing, each Grantor hereby gives Lender the power and right, on behalf of and at the expense of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)in the name of such Grantor or its own name, or otherwise, take possession ofand indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

(ii)in the case of any Intellectual Property owned by such Grantor, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as Lender may request to evidence Lender’s security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)discharge Liens levied or placed on or threatened against the Collateral, and effect any repairs or insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv)execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

(v) (1) vote the Investment Property in any manner Lender deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be, (2) transfer and register in its name or in the name of its nominee the whole or any part of the Investment Property, (3) receive and collect any dividend or other payment or distribution in respect of or in exchange for the Investment Property and (4) take all such other actions with respect to Investment Properly authorized under Section 6.3 or 6.7 of this Agreement or otherwise authorized by this Agreement or the Other Loan Documents; and

(vi) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to Lender or as Lender shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as Lender may deem appropriate; (7) assign any Copyright, Patent or Trademark or other Intellectual Property, throughout the world for such term or terms, on such conditions, and in such manner, as Lender shall in its sole discretion determine; (8) vote any right or interest with respect to any Investment Property; (9) order good standing certificates and conduct lien searches in respect of such jurisdictions or offices as Lender may deem appropriate; and (10) generally sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and do, at Lender’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which Lender deems necessary to protect, preserve or realize upon the Collateral and Lender’s security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

THE POWER-OF-ATTORNEY AND PROXY GRANTED HEREBY IS COUPLED WITH AN INTEREST AND SHALL BE VALID AND IRREVOCABLE UNTIL (X) THE SECURED OBLIGATIONS HAVE BEEN INDEFEASIBLY PAID IN FULL IN ACCORDANCE WITH THE PROVISIONS OF THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OTHER GOVERNING DOCUMENTATION, AS

APPLICABLE AND (Y) LENDER HAS NO FURTHER OBLIGATIONS UNDER THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OTHER DOCUMENTS (IT BEING UNDERSTOOD THAT ANY SUCH SECURED OBLIGATIONS WILL CONTINUE TO BE EFFECTIVE OR AUTOMATICALLY REINSTATED IF AT ANY TIME PAYMENT, IN WHOLE OR IN PART, OF ANY OF THE SECURED OBLIGATIONS IS RESCINDED OR MUST OTHERWISE BE RESTORED OR RETURNED BY LENDER FOR ANY REASON, INCLUDING AS A PREFERENCE, FRAUDULENT CONVEYANCE OR OTHERWISE UNDER ANY BANKRUPTCY, INSOLVENCY OR SIMILAR LAW, ALL AS THOUGH SUCH PAYMENT HAD NOT BEEN MADE; IT BEING FURTHER UNDERSTOOD THAT IN THE EVENT PAYMENT OF ALL OR ANY PART OF THE SECURED OBLIGATIONS IS RESCINDED OR MUST BE RESTORED OR RETURNED, ALL REASONABLE OUT-OF-POCKET COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND DISBURSEMENTS) INCURRED BY LENDER IN DEFENDING AND ENFORCING SUCH REINSTATEMENT SHALL BE DEEMED TO BE INCLUDED AS A PART OF THE SECURED OBLIGATIONS) (THE OCCURRENCE OF THE FOREGOING, “TERMINATION”)). SUCH APPOINTMENT OF LENDER AS PROXY AND ATTORNEY-IN-FACT SHALL BE VALID AND IRREVOCABLE AS PROVIDED HEREIN NOTWITHSTANDING ANY LIMITATIONS TO THE CONTRARY SET FORTH IN THE CERTIFICATE OF INCORPORATION, CERTIFICATE OF FORMATION, ARTICLES OF ORGANIZATION, BY-LAWS, LIMITED LIABILITY COMPANY AGREEMENTS OR OTHER ORGANIZATIONAL DOCUMENTS OF ANY GRANTOR OR ISSUER OR CORPORATE OR LIMITED LIABILITY COMPANY LAW (OR SIMILAR LAW), AS APPLICABLE, OF THE STATE OF DELAWARE, OR ANY OTHER STATE OF ORGANIZATION OF ANY GRANTOR OR ISSUER. SUCH PROXY SHALL BE EFFECTIVE AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY INVESTMENT PROPERTY ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE INVESTMENT PROPERTY OR ANY OFFICER OR AGENT THEREOF). IN ORDER TO FURTHER AFFECT THE TRANSFER OF RIGHTS WITH RESPECT TO PLEDGED EQUITY SET FORTH IN SECTION 6.3,  SECTION 6.7 OR ANY OTHER PROVISION OF THIS AGREEMENT IN FAVOR OF LENDER,  LENDER SHALL HAVE THE RIGHT, UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, TO PRESENT TO ANY ISSUER AN IRREVOCABLE PROXY AND/OR REGISTRATION PAGE.

Upon exercise of the proxy set forth herein, all prior proxies given by any Grantor with respect to any of the Investment Property (other than to Lender or otherwise pursuant to the Loan Documents) are hereby revoked, and no subsequent proxies (other than to Lender or otherwise under the Loan Documents) will be given with respect to any of the Investment Property. Lender, as proxy, will be empowered and may exercise the irrevocable proxy to vote the Investment Property at any and all times, including but not limited to, at any meeting of shareholders, partners or members, as the case may be, however called, and at any adjournment thereof, or in any action by written consent, and may waive any notice otherwise required in connection therewith. To the fullest extent permitted by applicable law, Lender shall have no agency, fiduciary or other implied duties to any Grantor or any other party when acting in its capacity as such attorney-in-fact or proxy. Each Grantor hereby waives and releases any claims that it may otherwise have against Lender with respect to any breach or alleged breach of any such agency, fiduciary or other duty. Notwithstanding the foregoing grant of a power of attorney and proxy, Lender shall have no duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so.

Anything in this Section 7.1(a) at to the contrary notwithstanding, Lender agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b)If any Grantor fails to perform or comply with any of its agreements contained herein, Lender, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)Each Grantor hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2Duty of Lender.  Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as Lender deals with similar property for its own account. Lender nor any of its officers, directors, employees or agents shall be liable for any failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on Lender hereunder are solely to protect Lender’s interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder.

7.3Photocopy of this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

8.Miscellaneous.

8.1Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 9.1 of the Credit Agreement.

8.2Notices. All notices, requests and demands to or upon Agent or any Grantor hereunder shall be effected in the manner provided for in Section 9.2 of the Credit Agreement and each such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor in care of Borrower at Borrower’s notice address set forth on Schedule 1.

8.3Indemnification by Grantors. Each Grantor hereby agrees, on a joint and several basis, to indemnify, exonerate and hold Lender and each of the officers, directors, employees, Affiliates and agents of Lender (each a “Lender Party”), except to the extent resulting from gross negligence or willful misconduct of such Lender Party as determined by a court of competent jurisdiction, free and harmless from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including Legal Costs (collectively, the “Indemnified Liabilities”), incurred by Lender Parties or any of them as a result of, or arising out of, or relating to (a) any tender offer, merger, purchase of equity interests, purchase of assets or other similar transaction financed or proposed to be financed in whole or in part, directly or indirectly, with the proceeds of any of the Loans, (b) the use, handling, release, emission, discharge, transportation, storage, treatment or disposal of any hazardous substance at any properly owned or leased by any Grantor or any Subsidiary, (c) any violation of any Environmental Laws with respect to conditions at any property owned or leased by any Grantor or any Subsidiary or the operations conducted thereon, (d) the investigation, cleanup or remediation of offsite locations at which any Grantor or any Subsidiary or their respective predecessors are alleged to have directly or indirectly disposed of hazardous substances, or (e) the execution, delivery, performance or enforcement of this Agreement or any other Loan Document by any Lender Party, except to the extent any such Indemnified Liabilities result from the applicable Lender Party’s or its officers, directors, employees, agents or Affiliates gross negligence, bad faith or willful misconduct as determined by a court of competent jurisdiction. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The agreements in this Section 8.3 shall survive repayment of the Secured Obligations (and termination of all commitments thereunder), any foreclosure under, or any modification, release or discharge of, any or all of the Collateral Documents and termination of this Agreement.

8.4Enforcement Expenses.

(a)Each Grantor agrees, on a joint and several basis, to pay or reimburse on demand Lender for all reasonable out-of-pocket costs and expenses (including Legal Costs) incurred in collecting against any Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents in accordance with the terms of Section 9.4 of the Credit Agreement.

(b)Each Grantor agrees to pay, and to hold Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c)The agreements in this Section 8.4 shall survive repayment of the Secured Obligations (and termination of all commitments thereunder), any foreclosure under, or any modification, release or discharge of, any or all of the Collateral Documents and termination of this Agreement.

8.5Captions. Captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

8.6Nature of Remedies. All Secured Obligations of each Grantor and rights of Lender expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law. No failure to exercise and no delay in exercising, on the part of

Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

8.7Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt by facsimile, emailed .pdf file or other similar form of electronic transmission of any executed signature page to this Agreement or any other Loan Document shall constitute effective delivery of such signature page.

8.8Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

8.9Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof and any prior arrangements made with respect to the payment by any Grantor of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of Lender.

8.10Successors; Assigns. This Agreement shall be binding upon Grantors and Lender and their respective successors and permitted assigns, and shall inure to the benefit of Grantors and Lender and the successors and permitted assigns of Lender. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. No Grantor may assign or transfer any of its rights or Obligations under this Agreement without the prior written consent of Lender.

8.11Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

8.12Forum Selection; Consent to Jurisdiction.  ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  EACH GRANTOR AND LENDER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE.  EACH GRANTOR AND LENDER FURTHER IRREVOCABLY

CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK.  EACH GRANTOR AND LENDER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

8.13Waiver of Jury Trial.  EACH OF GRANTOR AND LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

8.14Set-off. Each Grantor agrees that Lender has  all rights of set-off provided by applicable law, and in addition thereto, each Grantor agrees that at any time any Event of Default has occurred and is continuing, Lender may apply to the payment of any Secured Obligations, whether or not then due, any and all balances, credits, deposits, accounts or moneys of such Grantor then or thereafter with Lender (other than balances in Exempt Accounts that do not constitute Exempt Accounts pursuant to clause (a)(iv) of the definition thereof). Lender shall promptly provide subsequent notice of any such set-off to the applicable Grantor, provided that the failure to provide such notice shall not affect the validity of such set-off.

8.15Acknowledgements. Each Grantor hereby acknowledges that:

(a)it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)Lender has no fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and Lender, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby by Grantors and Lender.

8.16Additional Grantors. Each Loan Party that is required to become a party to this Agreement pursuant to Section 6.7 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Loan Party of a joinder agreement in a form reasonably satisfactory to Lender in its sole discretion.

8.17Releases.

(a)At such time as the Secured Obligations have been Paid in Full, the Collateral shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of Lender and each Grantor hereunder shall terminate automatically, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, Lender shall promptly deliver to the Grantors any Collateral held by Lender hereunder, and execute and deliver to the Grantors such filings and documents (including authorization to file applicable UCC termination statements) as the Grantors shall reasonably request to evidence such termination.

(b)If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Lender’s Lien on such Collateral pursuant to this Agreement and the other Loan Documents shall automatically terminate and Lender, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable to evidence the release of the Liens created hereby on such Collateral, so long as Borrower delivers to Lender a certificate of an officer of Borrower as to such sale or disposition being made in compliance with the Loan Documents. A Subsidiary Guarantor shall be automatically released from its obligations hereunder in the event that all the equity interests of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that Borrower shall have delivered to Lender, with reasonable notice prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, and, to the extent that Lender is requested to confirm such release or execute any documents in connection therewith, Borrower shall provide Lender with a certification by Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents and any of the foregoing shall be at the sole expense of Borrower.

8.18Obligations and Liens Absolute and Unconditional. Each Grantor understands and agrees that the obligations of each Grantor under this Agreement shall be construed as a continuing, absolute and unconditional without regard to (a) the validity or enforceability of any Loan Document, any of the Secured Obligations or any other collateral security therefor or guaranty or right of offset with respect thereto at any time or from time to time held by Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Grantor or any other Person against Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Grantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Grantor for the Secured Obligations, in bankruptcy or in any other instance (other than a defense of payment or performance).  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Grantor, Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any other Grantor or any other Person or against any collateral security or guaranty for the Secured Obligations or any right of offset with respect thereto, and any failure by Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from any other Grantor or any other Person or to realize upon any such collateral security or guaranty or to exercise any such right of offset, or any release of any other Grantor or any other Person or any such collateral security, guaranty or right of offset, shall not relieve any Grantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Lender against any Grantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

8.19Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor or any Issuer for liquidation or reorganization,  should Grantor or any Issuer become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s or any Issuer’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a ”voidable preference”, ”fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

[signature page follows]

Each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

RESHAPE LIFESCIENCES INC., a Delaware corporation, as Grantor

By: /s/ Barton P. Bandy
Name: Barton P. Bandy
Title: CEO

RESHAPE MEDICAL LLC, a Delaware limited liability company, as Grantor

By: /s/ Barton P. Bandy
Name: Barton P. Bandy
Title: CEO

ARMISTICE CAPITAL MASTER FUND LTD., as Lender

By: /s/ Steven Boyd
Name: Steven Boyd
Title: CIO of Armistice Capital, LLC, the Investment Manager

SCHEDULE 1

TO

COLLATERAL AND SECURITY AGREEMENT

Pledged Equity and Pledged Notes

100% of the membership interests of ReShape Medical LLC, a Delaware limited liability company

Schedule 1-1

SCHEDULE 2

TO

COLLATERAL AND SECURITY AGREEMENT

Perfected First Priority Liens

None

Schedule 2-1

SCHEDULE 3

TO

GUARANTEE AND COLLATERAL AGREEMENT

Grantor Information

Name of Grantor	Jurisdiction of Organization	Office Locations	Federal EIN	Organization Number
ReShape Lifesciences Inc.	Delaware	1001 Calle Amanecer San Clemente, CA 92673	48-1293684	3832130
ReShape Medical LLC	Delaware	1001 Calle Amanecer San Clemente, CA 92673	82-3076787	6561638

Schedule 3-1

SCHEDULE 4

TO

GUARANTEE AND COLLATERAL AGREEMENT

Locations of Equipment and Inventory

Name of Grantor	Locations of Equipment and Inventory
ReShape Lifesciences Inc.	1001 Calle Amanecer San Clemente, CA 92673 This is a leased facility. Landlord’s notice address is: San Clemente Holdings, LLC P.O. Box 74268, San Clemente, CA 92673
ReShape Medical LLC	1001 Calle Amanecer San Clemente, CA 92673

Schedule 4-1

SCHEDULE 5

TO

GUARANTEE AND COLLATERAL AGREEMENT

Patents and Registered IP

See attached for the list of Borrower’s patents and patent applications.

Also, in the United States the Borrower has registered trademarks for LAP-BAND®, LAP-BAND AP®, LAP BAND SYSTEM®, RAPIDPORT®, RESHAPE® and RESHAPE MEDICAL® and trademark applications for RESHAPE VEST, and RESHAPE LIFESCIENCES.

Schedule 5-1

DOCKET NO.	ASSIGNEE	TITLE	INVENTOR	SERIAL NO. FILING DATE	PATENT NO. ISSUE DATE	STATUS
74660-00100 US Utility	Reshape Lifesciences, Inc.	Method and Apparatus for Gastric Restriction of the Stomach to Treat Obesity	Raj Nihalani	12/328,979 12/5/2008	8,357,081 1/22/2013	Issued MaintenanceFee Due 7/22/2020
74660-00117 US Utility	Reshape Lifesciences, Inc.	Gastric Restriction Devices with Fillable Chambers and Ablation Means for Treating Obesity	Raj Nihalani	12/474,254 5/28/2009	8,911,346 12/16/2014	Issued MaintenanceFee Due 6/16/2022
74660-00138 US Utility	ReShape Lifesciences, Inc.	Gastric Restriction Devices for Treating Obesity	Raj Nihalani	14/571,144 12/15/2014	10,010,441 7/3/20189	Issued MaintenanceFee Due 1/3/2022
74660-00139 US Utility	ReShape Lifesciences, Inc.	Gastric Restriction Devices for Treating Obesity	Raj Nihalani	16/020,423 6/27/2018		Pending AwaitingFirst Office Action
74660-00193 Australia DIV	Onciomed, Inc.	Gastric Restriction Devices with Fillable Chambers and Ablation Means for Treating Obesity	Raj Nihalani	2014201234 3/5/2014	2014201234 3/31/2016	Pending AnnuityDue 12/2/2020
74660-00103 Canada	Onciomed, Inc.	Gastric Restriction Devices with Fillable Chambers and Ablation Means for Treating Obesity	Raj Nihalani	2745902 12/2/2009	2745902 4/19/2016	Issued AnnuityDue 12/02/2020

Schedule 5--6

DOCKET NO.	ASSIGNEE	TITLE	INVENTOR	SERIAL NO. FILING DATE	PATENT NO. ISSUE DATE	STATUS
74660-00105 Europe	Onciomed, Inc.	Gastric Restriction Devices with Fillable Chambers and Ablation Means for Treating Obesity	Raj Nihalani	09831063.4 12/2/2009	2370003 04/17/2019	Pending AnnuityDue 12/2/2020 (validated in DE, FR & UK)
74660-00109 Israel	Onciomed, Inc.	Gastric Restriction Devices with Fillable Chambers and Ablation Means for Treating Obesity	Raj Nihalani	213388 12/2/2009	213388 12/1/2014	Issued RenewalDue 12/2/2019
74660-00128 Brazil	Onciomed, Inc.	Gastric Restriction Devices with Fillable Chambers and Ablation Means for Treating Obesity	Raj Nihalani	PI0922794-6 12/2/2009		Pending AnnuityDue 12/2/2020
74660-00134 China	Onciomed, Inc.	Gastric Restriction Devices with Fillable Chambers and Ablation Means for Treating Obesity	Raj Nihalani	20098015623 4.2 12/2/2009	102307530 11/19/2014	Issued AnnuityDue 12/2/2020
74660-00137 China DIV	Onciomed, Inc.	Gastric Restriction Devices with Fillable Chambers and Ablation Means for Treating Obesity	Raj Nihalani	20141053862 7.2 12/2/2009	ZL201410538 627.2 3/13/2018	Issued AnnuityDue 12/2/2020
74660-00156 India	Onciomed, Inc.	Gastric Restriction Devices with Fillable Chambers and Ablation Means for Treating Obesity	Raj Nihalani	1381/MUMN P/2011 12/2/2009		Pending

Schedule 5--7

DOCKET NO.	ASSIGNEE	TITLE	INVENTOR	SERIAL NO. FILING DATE	PATENT NO. ISSUE DATE	STATUS
74660-00616 PCT	ReShape Lifesciences, Inc.	Gastric Vest for Restriction of the Stomach to Treat Obesity	Raj Nihalani Reynz Delina	PCT/US2018/ 054434 10/4/2018		(Awaiting Client Final Inst on Country List) Pending 30 Month National Phase Applications Due 4/4/2020
74660-00600 US	ReShape Lifesciences, Inc.	Gastric Vest for Restriction of the Stomach to Treat Obesity	Raj Nihalani Reynz Delina	16/326,607 2/19/2019		Pending AwaitingFirst Office Action
74660-06500 US	ApolloEndosurgery US, Inc.	Fatigue-ResistantGastric Banding Device	Janel Birk	10/492,784 04/18/2005	7,811,298 10/12/2010	3rd MFee Due 04/12/2022
74660-06517 US	ApolloEndosurgery US, Inc.	Fatigue-ResistantGastric Banding Device	Janel Birk	12/851,437 08/05/2010	8,382,780 02/26/2013	2nd MFee Due 08/26/2020
74660-06505 EP	Apollo Endosurgery, Inc.	Fatigue-ResistantGastric Banding Device	Janel Birk	10001759 08/26/2003	2181655 07/12/2016	AnnuitiesDue 08/26/2020
(validated in ~~DE,~~ ES, FR, GB)
(dropped in DE in 2019)
74660-06600 US	ApolloEndosurgery US, Inc.	Releasably-Securable One- Piece Adjustable Gastric Band	Janel A. Birk	10/587,099 12/04/2008	8,900,117 12/02/2014	2nd MFee Due 06/02/2022

Schedule 5--8

DOCKET NO.	ASSIGNEE	TITLE	INVENTOR	SERIAL NO. FILING DATE	PATENT NO. ISSUE DATE	STATUS
74660-06613 Mexico	Allergan, Inc.	Releasably-Securable One- Piece Adjustable Gastric Band	Janel A. Birk	2010/003962	305609	Annuity Due January, 2022
74660-06603 Canada DIV	Apollo Endosurgery, Inc.	Releasably-Securable One- Piece Adjustable Gastric Band	Janel A. Birk	2567161 07/14/2006	2567161 03/13/2012	AnnuityDue 7/21/2021
74660-06605 Europe	Apollo Endosurgery, Inc.	Releasably-Securable One- Piece Adjustable Gastric Band	Janel A. Birk	2005705872 07/21/2006	1706044 10/05/2011	Annuities Due 01/21/2021 For ES, FR, GB, & IT (Validated in AT, BE, CH/LI, DE, ES, FR, GB, IE, IT, NL, PT, PL) Abandoned in BE, CH/LI, DE, IE, NL, PT
74660-06693 Europe DIV	Apollo Endosurgery, Inc.	Releasably-Securable One- Piece Adjustable Gastric Band	Janel A. Birk	2011182494 01/21/2005	2399528 01/09/2013	Annuities Due 01/21/2021 For ES, FR, GB, & IT (Validated in AT, BE, CH/LI, DE, ES, FR, GB, IE, IT, NL, PT) Abandoned in BE, CH/LI, DE, IE,

Schedule 5--9

DOCKET NO.	ASSIGNEE	TITLE	INVENTOR	SERIAL NO. FILING DATE	PATENT NO. ISSUE DATE	STATUS
NL, PT
74660-06601 Australia	Apollo Endosurgery, Inc.	Releasably-Securable One- Piece Adjustable Gastric Band	Janel A. Birk	2005208721 08/22/2006	2005208721 01/06/2011	Annuity Due 01/21/2021
74660-06622 Mexico	Allergan, Inc.	Releasably-Securable One- Piece Adjustable Gastric Band	Janel A. Birk	2006/008256 07/20/2006	275168 04/14/2010	Annuity Due January, 2021
74660-06700	ApolloEndosurgery US,	ImplantableDevice		10/562,964	7,762,998	3rd MFee Due
US	Inc.	FasteningSystemand Methods of Use		12/30/2005	07/27/2010	01/27/2021
74660-06717	ApolloEndosurgery US,	ImplantableDevice		12/483,980	7,947,011	3rd MFee Due
US CON	Inc.	FasteningSystemand Methods of Use		06/12/2009	05/24/2011	11/24/2022
74660-06736	ApolloEndosurgery US,	ImplantableDevice		12/488,266	7,972,315	3rd MFee Due
US CON2	Inc.	FasteningSystemand Methods of Use		06/19/2009	07/05/2011	01/05/2023
74660-06738 US CON3	ApolloEndosurgery US, Inc.	Methods of Implanting an Injection Port		12/488,364 06/19/2009	7,811,275 10/12/2010	3rd MFee Due 04/12/2022
74660-06739 US CON4	Reshape Lifesciences Inc.	Implantable Injection Port	Janel A. Birk; Frederick L. Coe; Robert E. Hoyt	12/488/421 06/19/2009	8,007,479 08/30/2011	3rdMFeeDue 02/28/2023

Schedule 5--10

DOCKET NO.	ASSIGNEE	TITLE	INVENTOR	SERIAL NO. FILING DATE	PATENT NO. ISSUE DATE	STATUS
74660-06793 US CON5	Reshape Lifesciences Inc.	ImplantableDevice Fastening System and Methods of Use	Janel A. Birk; Frederick L. Coe; Robert E. Hoyt	12/488,496 06/19/2009	8,007,465 08/30/2011	4rd MFee Fee Due 08/28/2023
74660-06794	ApolloEndosurgery US,	ImplantableDevice		12/548/703	7,892,200	3rd MFee Due
US CON6	Inc.	FasteningSystemand Methods of Use		08/27/2009	02/22/2011	08/22/2022
74660-06795 US CIP	ApolloEndosurgery US, Inc.	Methods of Operating an Implantable Injection Port System	Janel A. Birk, FrederickL. Coe,	12/607,283 10/28/2009	8,079,989 12/20/2011	3rd MFee Due 6/20/2023
Robert E. Hoyt
74660-06796 US CIP2	ApolloEndosurgery US, Inc.	ImplantableMedical Implants Having Fasteners and Methods of Fastening		12/607,323 10/28/2009	8,409,203 04/02/2013	2nd MFee Due 10/02/2020
74660-06797	ApolloEndosurgery US,	ImplantableDevice		12/843,629	8,496,614	2nd MFee Due
US CON7	Inc.	Fastening System		07/26/2010	07/30/2013	01/30/2021
74660-06798	ApolloEndosurgery US,	ImplantableDevice		13/159,883	8,317,761	2nd MFee Due
US CON8	Inc.	FasteningSystemand Methods of Use		06/14/2011	11/27/2012	05/27/2020
74660-06701 Australia	Apollo Endosurgery, Inc.	ImplantableDevice Fastening System and Methods of Use		2004281641 09/15/2004	2004281641 09/30/2010	AnnuityDue 09/15/2020
74660-06799 Australia DIV	Apollo Endosurgery, Inc.	ImplantableDevice Fastening System and Methods of Use		2010201790 05/04/2010	2010201790 03/14/2013	Annuity Due 09/15/2020

Schedule 5--11

DOCKET NO.	ASSIGNEE	TITLE	INVENTOR	SERIAL NO. FILING DATE	PATENT NO. ISSUE DATE	STATUS
74660-06705 Europe	Apollo Endosurgery, Inc.	ImplantableDevice Fastening System		2004788749	1662971 06/22/2011	AnnuitiesDue 09/30/2020
						(Validated in ~~DE,~~ FR, GB, & IT)
						Dropped in DE
74660-06765 Europe DIV	Apollo Endosurgery, Inc.	ImplantableDevice Fastening System and Methods of Use		2011152489	2311520 12/03/2014	Annuities Due 09/30/2020 (Validated in ~~BE, DE~~. FR, GB, IT)
						Dropped in BE & DE
74660-06713	Allergan, Inc.	ImplantableDevice		PA06003005	265727	Annuity Due
Mexico		FasteningSystemand Methods of Use		03/15/2006	04/06/2009	September, 2023
74660-06800	ApolloEndosurgery US,	ImplantableDevice		10/562,954	7,901,381	3rd MFee Due
US	Inc.	FasteningSystemand Methods of Use		12/30/2005	03/08/2011	09/08/2022
74660-06803 Canada	Apollo Endosurgery, Inc.	ImplantableDevice Fastening System and Methods of Use		2567158 07/07/2006	2567158 08/09/2011	AnnuityDue 7/21/2021
74660-06801 Australia	Apollo Endosurgery, Inc.	ImplantableDevice Fastening System and Methods of Use		2005209251 07/20/2006	2005209251 05/20/2010	AnnuityDue 01/21/2021
74660-06805 Europe	Apollo Endosurgery, Inc.	ImplantableDevice FasteningSystemand		200570596 12/22/2005	1670362 12/01/2010	Annuities Due 01/21/2021 for

Schedule 5--12

DOCKET NO.	ASSIGNEE	TITLE	INVENTOR	SERIAL NO. FILING DATE	PATENT NO. ISSUE DATE	STATUS
		Methods of Use				ES, FR, GB, & IT (Validated in DE, ES, FR, GB, IT, & TR) Abandoned in DE and TR
74660-06893 Australia DIV	Apollo Endosurgery, Inc.	ImplantableDevice Fastening System and Methods of Use		2010201793 05/04/2010	2010201793 12/13/2012	AnnuityDue 01/21/2021
74660-06895 Europe DIV	Apollo Endosurgery, Inc.	ImplantableDevice Fastening System		2010181580 01/21/2005	2260773 12/21/2011	AnnuitiesDue 01/21/2021 for ES, FR, GB, & IT (Validated in DE, ES, FR, GB, & IT) Abandoned in DE
74660-06896 Europe DIV	Apollo Endosurgery, Inc.	ImplantableDevice Fastening System		2011194523	2433672	Annuities Due 01/21/2021for ES, FR, GB, & IT (Validated in DE, ES, FR, GB, & IT) Abandoned in DE
74660-06900 US	ApolloEndosurgery US, Inc.	Implantable Access Port Device and Attachment System		12/426,057 04/17/2009	9,023,062 05/05/2015	2nd MFee Due 11/05/2022

Schedule 5--13

DOCKET NO.	ASSIGNEE	TITLE	INVENTOR	SERIAL NO. FILING DATE	PATENT NO. ISSUE DATE	STATUS
74660-06917 US CON	ApolloEndosurgery US, Inc.	ImplantableAccessPort Device Having a Safety Cap		12/750,565 03/30/2010	9,023,063 05/05/2015	2nd MFee Due 11/05/2022
74660-06936 US DIV	ApolloEndosurgery US, Inc.	ImplantableAccessPort Device Having a Safety Cap		13/546,204 07/11/2012	8,409,221 04/02/2013	2nd MFee Due 10/02/2020
74660-06937 US CON2	ApolloEndosurgery US, Inc.	Implantable Access Port Device and Attachment System		13/088,966 04/18/2011	8,398,654 03/19/2013	2nd MFee Due 09/19/2020
74660-06913 Mexico	Allergan, Inc.	Implantable Access Port Device and Attachment System		MX/a/2010/0 11367	317903	AnnuityDue April, 2024
74660-07000 US	ApolloEndosurgery US, Inc.	SystemIncludingAccess Port and Applicator Tool		12/772,039 04/30/2010	8,506,532 08/13/2013	2nd MFee Due 02/13/2021
74660-07005 Europe	Apollo Endosurgery, Inc.	SystemIncludingAccess Port and Applicator Tool	CraigOlroyd; Christopher Mudd;Ahmet Tezel;Kris Turner;	2010745073 03/23/2012	2470128 07/20/2016	AnnuitiesDue 08/10/2020 (Validated in ~~DE,~~ ES, FR, & GB) (dropped in DE in 2019)
74660-07100 US	ApolloEndosurgery US, Inc.	Self-Adjusting Gastric Band		13/216,132 08/23/2011	9,044,298 06/02/2015	2nd MFee Due 12/02/2022
74660-07200 US	ApolloEndosurgery US, Inc.	Self-Adjusting Gastric Band Having Various Complaint Components and/or a Satiety Booster		13/934,987 07/03/2013	9,295,573 03/29/2016	Abandoned 2/21/2020

Schedule 5--14

DOCKET NO.	ASSIGNEE	TITLE	INVENTOR	SERIAL NO. FILING DATE	PATENT NO. ISSUE DATE	STATUS
74660-07300 US	ApolloEndosurgery US, Inc.	Implantable Device to Protect Tubing From Puncture		12/771,609 04/30/2010	8,992,415 03/31/2015	2nd Mfee Due 09/30/2022
74660-07400 US	ApolloEndosurgery US, Inc.	Flow Control Method and Device		10/031,469 05/29/2002	7,128,750 10/31/2006	All Mfees Paid
74660-07417 US CON	ApolloEndosurgery US, Inc.	Flow Control Method and Device	Nikos Stergiopulos	11/586,886 10/26/2006	8,079,974 12/20/2011	Abandoned 11/22/19
74660-07436 US CON2	ApolloEndosurgery US, Inc.	Flow Control Method and Device		13/018,270 01/31/2011	8,932,247 01/13/2015	2nd Mfee Due 07/13/2022
74660-07437 US CON3	ApolloEndosurgery US, Inc.	Flow Control Method and Device		13/036,358 02/28/2011	8,506,517 08/13/2013	2nd Mfee Due 02/15/2021
74660-07438 US CON4	ApolloEndosurgery US, Inc.	Flow Control Method and Device		13/184,340 07/15/2011	8,821,430 09/02/2014	2nd Mfee Due 03/02/2022
74660-07500 US	ApolloEndosurgery US, Inc.	Surgical Ring Featuring a ReversibleDiameter Remote Control System (mechanically operable RAB with helical screw or spring within and fixed to one end of the band)		10/653,808 09/03/2003	7,238,191 07/03/2007	All Mfees Paid

Schedule 5--15

DOCKET NO.	ASSIGNEE	TITLE	INVENTOR	SERIAL NO. FILING DATE	PATENT NO. ISSUE DATE	STATUS
74660-07517 US CIP	ApolloEndosurgery US, Inc.	Telemetrically Controlled Band for Regulating Functioning of a Body Organ or Duct, and Methods of Making, Implantation and Use		10/962,939 10/12/2004	7,972,346 07/05/2011	3rdMfee 01/05/2023
74660-07513 Mexico	Endorat S.A.	Telemetrically Controlled Band for Regulating Functioning of a Body Organ or Duct, and Methods of Making, Implantation and Use		MX/a/2007/0 04338	287691	Annuity Due October, 2021
74660-07700 US	ApolloEndosurgery US, Inc.	Closure System for Tubular Organs		12/874,147 09/01/2010	8,377,081 02/19/2013	2nd Mfee Due 08/19/2020
74660-07917 US CON	ApolloEndosurgery US, Inc.	HydraulicGastricBand With Collapsible Reservoir		13/184,456 07/15/2011	8,323,180 12/04/2012	2nd Mfee Due 06/04/2020
74660-08100 US	ApolloEndosurgery US, Inc.	Implantable Pump System with Calibration		12/500,464 07/09/2009	8,376,929 02/19/2013	2nd Mfee Due 08/19/2020
74660-08200 US	ApolloEndosurgery US, Inc.	Electrically Activated Valve for Implantable Fluid Handling System		12/603,058 10/21/2009	8,366,602 02/05/2013	2nd Mfee Due 08/05/2020
74660-08300 US	ApolloEndosurgery US, Inc.	MechanicalGastricBand With Cushions (Easy Band)		12/574,640 10/06/2009	8,317,677 11/27/2012	2nd Mfee Due 05/27/2020
74660-08400 US	ApolloEndosurgery US, Inc.	RemotelyAdjustable Gastric Banding System		12/813,355 06/10/2010	8,517,915 08/27/2013	2nd Mfee Due 02/27/2021

Schedule 5--16

DOCKET NO.	ASSIGNEE	TITLE	INVENTOR	SERIAL NO. FILING DATE	PATENT NO. ISSUE DATE	STATUS
74660-09400 US	Reshape Lifesciences Inc.	Implantable Injection Port	Ethan Franklin Justin Schwab ZacharyP. Dominguez	13/277,802 10/20/2011	9,199,069 12/01/2015	2nd Mfee Due 6/01/2023
74660-09500 US	ApolloEndosurgery US, Inc.	Pre-Loaded Septum for Use With an Access Port		13/298,247 11/16/2011	9,089,395 07/28/2015	2ndMFeeDue 01/28/2023
74660-11100 US	Reshape Lifesciences Inc.	Implantable Device		10/506,790 09/07/2004	7,314,443 01/01/2008	No Fees Due
74660-11117 US CON	ApolloEndosurgery US, Inc.	Implantable Device		11/968,012 12/31/2007	7,959,552 06/14/2011	3rd MFee Due 12/14/2022
74660-11105 Europe	Apollo Endosurgery, Inc.	Implantable Device		2003714786 03/06/2003	1483730 10/19/2005	Annuities Due 03/20/2021 Validated in ~~DE~~, ES, FR, UK, & I T) Dropped in DE
74660-11205 Europe	Apollo Endosurgery, Inc.	ImplantableAccessPort System		20110758065	2616134 11/18/2015	AnnuitiesDue 09/30/2020 Validated in FR & GB
74660-11300 US	ReShape Lifesciences Inc.	Adaptive Reservoir System for a Gastric Device				Not Yet Filed

Schedule 5--17

DOCKET NO.	ASSIGNEE	TITLE	INVENTOR	SERIAL NO. FILING DATE	PATENT NO. ISSUE DATE	STATUS
US		Obesity Treatment with Electrically Induced Vagal Downregulation			7,167,750 01/23/2007
US		IntraluminalElectrode Apparatus and Method			7,444,183 10/28/2008
US		VagalDown-Regulation Obesity Treatment			7,489,969 02/10/2009
US		HighFrequencyVagal Blockage Therapy			7,613,515 11/03/2009
US		GIInflammatoryDisease Treatment			7,630,769 12/08/2009
US		Neural Electrode Treatment			7,672,727 03/02/2010
US		Irritable Bowel Syndrome Treatment			7,693,577 04/06/2010
US		Pancreatitis Treatment			7,720,540 05/18/2010
US		Nerve Stimulation and Blocking for Treatment of Gastrointestinal Disorders			7,729,771 06/01/2010
US		CustomSizedNeural Electrodes			7,822,486 10/26/2010

Schedule 5--18

DOCKET NO.	ASSIGNEE	TITLE	INVENTOR	SERIAL NO. FILING DATE	PATENT NO. ISSUE DATE	STATUS
US		RemoteMonitoringand Control of Multiple Devices			8,068,918 11/29/2011
US		ImplantableTherapy System with External ComponentHaving Multiple Operating Modes			8,140,167 03/20/2012
US		ImplantableDevicewith Heat Storage			8,326,426 12/04/2012
US		Bulimia Treatment			8,369,952 02/05/2013
US		Methods and Systems for Glucose Regulation			8,483,830 07/09/2013
US		Antenna Arrangements for Implantable Therapy Device			8,483,838 07/09/2013
US		Remote Monitoring and Control of Implantable Devices			8,521,299 08/27/2013
US		Implantable Therapy system Having Multiple Operating Modes			8,532,787 09/10/2013
US		Controlled Vagal Blockage Therapy			8,538,533 09/17/2013

Schedule 5--19

DOCKET NO.	ASSIGNEE	TITLE	INVENTOR	SERIAL NO. FILING DATE	PATENT NO. ISSUE DATE	STATUS
US		Nerve Stimulation and Blocking for Treatment of Gastrointestinal Disorders			8,538,542 09/17/2013
US		ObesityTreatmentand Device			8,372,158 02/12/2013
US		Systems for Regulation of Blood Pressure and Heart Rate			8,768,469 07/01/2014
US		Neural Modulation Devices and Methods			8,825,164 09/02/2014
US		Electrode Band system and Methods of Using the System to Treat Obesithy			8,862,233 10/14/2014
US		Treatment of Excess Weight by Neural Downregulation in Combinationwith Compositions			9,186,502 11/17/2015
US		Methods and Systems for Glucose Regulation			9,333,340 05/10/2016
US		Neural Modulation Devices and Methods			9,358,395 06/07/2016
US		Safety Features for Use in Medical Devices			9,393,420 07/19/2016

Schedule 5--20

DOCKET NO.	ASSIGNEE	TITLE	INVENTOR	SERIAL NO. FILING DATE	PATENT NO. ISSUE DATE	STATUS
US		Electrode Band System and Methods of Using the System to Treat Obesity			9,586,046 03/07/2017
US		Nerve Stimulation and Blocking for Treatment of Gastrointestinal Disorders			9,682,233 06/20/2017
US		Systems for Regulation of Blood Pressure and Heart Rate			9,616,231 04/11/2017
US		System and Method for Managing Mobile Drive Units			8,068,978 11/29/2011
US		ObesityTreatmentand Device			8,372,158 02/12/2013
US		Systems for Regulation of Blood Pressure and Heart Rate			9,616,231 04/11/2017
US		Neural Modulation Devices and Methods			9,968,778 05/15/2018
US		Calibration Methods for Near-FieldAcoustic Imaging Systems			9,979,955 05/22/2018

Schedule 5--21

SCHEDULE 6

TO

GUARANTEE AND COLLATERAL AGREEMENT

Deposit Accounts

s
Type of Account	Depository Bank or Securities Intermediary	Address of Depository Bank or Securities Intermediary	Account Number
Operating Account	Silicon Valley Bank	3003 Tasman Drive Santa Clara, CA 95054	3300626746

Schedule 6-1

SCHEDULE 7

TO

GUARANTEE AND COLLATERAL AGREEMENT

Commercial Tort Claims

None.

Schedule-7